Exhibit 10.1

PLACEMENT AGENCY AGREEMENT

March 27, 2013

Roth Capital Partners, LLC

888 San Clemente Ave, Suite 400

Newport Beach, California 92660

Ladies and Gentlemen:

U.S. Auto Parts Network, Inc., a Delaware corporation (the “Company”), proposes to issue and sell, with the assistance of Roth Capital Partners, LLC (“Roth”) acting as exclusive placement agent, up to 2,050,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”) directly to various investors (the “Investors”). The purpose of this Agreement is to set forth the terms upon which Roth shall serve as exclusive placement agent for the Offering (as defined below).

The Company and Roth hereby confirm their agreement as follows:

1.     Agreement to Act as Placement Agent. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, Roth shall serve as the exclusive placement agent in connection with the issuance and sale by the Company of the Shares pursuant to the Registration Statement (as defined in Section 2 below), with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, Roth and the Investors. Roth shall act on a best efforts basis and does not guarantee that it will be able to sell the Shares in the prospective Offering. Roth has no obligation or intention to purchase shares in the Offering. As compensation for services rendered hereunder, on the Closing Date (as defined below), the Company shall pay to Roth an aggregate amount equal to 6.75% of total gross proceeds received by the Company from the sale of the Shares, and will reimburse Roth for certain fees and expenses incurred in connection with the Offering, including certain fees and expenses of legal counsel to Roth (subject, in each case, to Section 6(h)). The purchase price to the Investors for each Share is $1.09 (the “Offering Price”) which will be at least equal to the consolidated closing bid price of the Company’s common stock, as reported by The NASDAQ Stock Market LLC, on the date of this Agreement. Roth may retain other brokers or dealers to act as sub-agents on its behalf in connection with the Offering.

2.     Registration Statement and Final Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-173856) under the Securities Act of 1933 (the “Securities Act”) and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, and such amendments to such registration statement (including post effective amendments) as may have been required to the date of this Agreement. Such registration statement, as amended (including any post effective amendments), has been declared effective by the Commission. Such registration statement, as amended (including post effective amendments thereto), the exhibits and any schedules thereto and the documents and information otherwise deemed to be a part thereof or included therein by the Securities Act or otherwise pursuant to the Rules and

Regulations, is herein called the “Registration Statement.” The Company will file with the Commission, pursuant to Rule 424 under the Securities Act, a prospectus supplement relating to the Offering of the Shares, which will supplement the form of prospectus included in the Registration Statement. Such prospectus in the form in which it appears in the Registration Statement (including the documents and information otherwise deemed to be a part thereof or included therein by the Securities Act or otherwise pursuant to the Rules and Regulations) is hereinafter called the “Base Prospectus,” and the final prospectus supplement as filed (including the documents and information otherwise deemed to be a part thereof or included therein by the Securities Act or otherwise pursuant to the Rules and Regulations), along with the Base Prospectus, is hereinafter called the “Final Prospectus.”

For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, the Final Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its EDGAR system. All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, or the Final Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that is deemed to be incorporated therein by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

3.     Representations and Warranties Regarding the Offering.

(a) The Company represents and warrants to, and agrees with, Roth, as of the date hereof and as of the Closing Date, except as otherwise indicated, as follows:

(i) At each time of effectiveness, at the date hereof and at the Closing Date, the Registration Statement and any post-effective amendment thereto, complied or will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Time of Sale Disclosure Package (as defined below) as of the date hereof and at the Closing Date, and the Final Prospectus, as amended or supplemented, at the time of filing pursuant to Rule 424(b) under the Securities Act and at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences shall not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto or the Final Prospectus in reliance upon, and in conformity with, written information furnished to the Company by Roth specifically for use in the preparation thereof (subject to Section 8(f)). The Registration Statement contains all exhibits and schedules required to be filed by the Securities Act or the Rules and Regulations. No order preventing or suspending the effectiveness or use of the Registration Statement or the Final Prospectus is in effect and no proceedings for such purpose have been instituted or are pending, or, to the Knowledge of the Company, are contemplated or threatened by the Commission. The term “Knowledge” as used in this Agreement shall mean actual knowledge of the Company’s officers after due and reasonable inquiry.

(ii) The documents incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, were filed on a timely basis with the Commission and none of such documents, when they were filed (or, if amendments to such documents were filed, when such amendments were filed), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any further documents so filed and incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. As used in this paragraph and elsewhere in this Agreement, “Time of Sale Disclosure Package” means the Base Prospectus, the Final Prospectus most recently filed with the Commission before the time of this Agreement, any purchase agreement (or similar agreement) between the Company and the Investors, and any issuer free writing prospectus as defined in Rule 433 of the Act (each, an “Issuer Free Writing Prospectus”), if any, that the parties hereto shall hereafter expressly agree in writing to treat as part of the Time of Sale Disclosure Package.

(iii) The financial statements of the Company, together with the related notes, included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus comply in all material respects with the requirements of the Securities Act and the Exchange Act and fairly present in all material respects the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus. To the Company’s Knowledge, Deloitte & Touche LLP is an independent public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(iv) The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus.

(v) All statistical or market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources, to the extent required.

(vi) There is no action pending to delist the Common Shares from The NASDAQ Global Market (“NASDAQ”), nor has the Company received any notification that The NASDAQ Global Market is currently contemplating terminating such listing. When issued, the Shares will be listed on The NASDAQ Global Market.

(vii) The Shares have been or will be qualified for sale under the securities laws of such jurisdictions (United States and foreign) as Roth determines, or are or will be exempt from the qualification and broker-dealer requirements of such jurisdictions.

(viii) The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ix) The Company is not an “ineligible issuer,” as defined in Rule 405 of the Securities Act.

(x) Subject to Section 6(d) below, the Company represents and warrants that it has not prepared or had prepared on its behalf or used or referred to any Issuer Free Writing Prospectus in connection with the Offering. Subject to Section 6(d) below, the Company has not distributed and the Company will not distribute, prior to the completion of the distribution of the Shares, any offering material in connection with the Offering other than purchase agreements between the Company and the Investors and the Base Prospectus, the Final Prospectus, the Registration Statement, and copies of the documents, if any, incorporated by reference therein.

(xi) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xii) The Company has not, prior to the date hereof, made any offer or sale of any securities which could be “integrated” for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Shares. Except as disclosed in the Time of Sale Disclosure Package and the Final Prospectus and for issuance and exercise of equity-based compensation awards granted to the Company’s officers, directors, employees or consultants in the ordinary course of business, the Company has not sold or issued any security during the six-month period preceding the date of the Final Prospectus, including, but not limited to, any sales pursuant to Rule 144A or Regulation D or Regulation S under the Securities Act.

(b) Any certificate signed by any officer of the Company and delivered to Roth or to Roth’s counsel shall be deemed a representation and warranty by the Company to Roth as to the matters covered thereby.

4.     Representations and Warranties Regarding the Company.

(a) The Company represents and warrants to and agrees with, Roth, except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, as follows:

(i) The Company and each of its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. The Company and each of its subsidiaries has the corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have or is reasonably likely to result in a material adverse effect upon the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under this Agreement (“Material Adverse Effect”).

(ii) The Company has the power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(iii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Company or any subsidiary is subject, or by which any property or asset of the Company or any subsidiary is bound or affected, (B) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument (the “Contracts”) or obligation or other understanding to which the Company or any subsidiary is a party by which any property or asset of the Company or any subsidiary is bound or affected, or (C) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s charter or bylaws.

(iv) All consents, approvals, orders, authorizations and filings required on the part of the Company and its subsidiaries in connection with the execution, delivery or performance of this Agreement have been obtained or made, other than such consents, approvals, orders and authorizations the failure of which to make or obtain is not reasonably likely to result in a Material Adverse Effect.

(v) All of the issued and outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and nonassessable, and have been issued in compliance with all applicable securities laws, and conform to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus. Since the respective dates as of which information is provided in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, the Company has not entered into or granted any convertible or exchangeable securities, options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company. The Shares, when issued, will be duly authorized and validly issued, fully paid and nonassessable, issued in compliance with all applicable securities laws, and free of preemptive, registration, right of first refusal or similar rights.

(vi) Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, the Company does not own, directly or indirectly, any capital stock or other ownership interest in any partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity.

(vii) Each of the Company and its subsidiaries has filed all foreign, federal, state and local returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof. Each of the Company and its subsidiaries has paid all taxes (as hereinafter defined) shown as due on such returns that were filed and has paid all taxes imposed on or assessed against the Company or such respective subsidiary. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to Roth, (a) no material issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its subsidiaries, and (b) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its subsidiaries. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(viii) The Company maintains a system of internal accounting controls sufficient to provide assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s Form 10-K for the fiscal year ended December 29, 2012 contained an unqualified opinion of the Company’s independent registered public accountants that the Company maintained, in all material respects, effective internal control over financial reporting as of December 29, 2012. Since December 29, 2012, there has been (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ix) The Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) and such disclosure controls and procedures are designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it will file or furnish under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Commission promulgated under the Exchange Act, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

(x) Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, (a) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; (c) there has not been any change in the capital stock of the Company or any of its subsidiaries (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the issuance of awards under the Company’s existing equity incentive plans), (d) there has not been any material change in the Company’s long-term or short-term debt, and (e) there has not been the occurrence of any Material Adverse Effect.

(xi) There is not pending or, to the Knowledge of the Company, threatened, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company is the subject before or by any court or governmental agency, authority or body, or any arbitrator or mediator, which is reasonably likely to result in a Material Adverse Effect.

(xii) The Company and each of its subsidiaries holds, and is in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self-regulatory agency, authority or body required for the conduct of its business, and all such Permits are in full force and effect, in each case except where the failure to hold, or comply with, any of them is not reasonably likely to result in a Material Adverse Effect.

(xiii) The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus as being owned by them that are material to the business of the Company, in each case free and clear of all liens, claims, security interests, other encumbrances or defects, except those that (A) are not reasonably likely to result in a Material Adverse Effect or (B) were created pursuant to the terms of that certain Credit Agreement, dated April 26, 2012, by and between the Company, certain of its wholly-owned domestic subsidiaries and JP Morgan Chase Bank, N.A. and its related collateral and security documents. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

(xiv) The Company and each of its subsidiaries owns or possesses or has valid right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus. To the Knowledge of the Company, no action or use by the Company or any of its subsidiaries will involve or give rise to any infringement of, or license or similar fees (other than under existing licenses) for, any Intellectual Property of others, except where such action, use, license or fee is not reasonably likely to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice alleging any such infringement or fee where such infringement or fee is reasonably likely to result in a Material Adverse Effect.

(xv) The Company and each of its subsidiaries has complied with, is not in violation of, and has not received any notice in writing of a violation relating to any lack of compliance with, or violation of, any law, rule or regulation relating to the conduct of its business, or the ownership or operation of its property and assets, including, without limitation, (A) the Currency and Foreign Transactions Reporting Act of 1970, as amended, or any money laundering laws, rules or regulations, (B) any laws, rules or regulations related to health, safety or the environment, including those relating to the regulation of hazardous substances, (C) the Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder, and (D) the Employment Retirement Income Security Act of 1974 and the rules and regulations thereunder, in each case except where the failure to be in compliance or violation is not reasonably likely to result in a Material Adverse Effect.

(xvi) The Company is and has been in material compliance with all applicable provisions of the Sarbanes Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The Company has no reasonable basis to believe that it will not continue to be in compliance in all material respects with the provisions of the Sarbanes-Oxley Act applicable to it as in effect on the Closing Date (including, without limitation, the requirements of Section 404 thereof).

(xvii) The Company is and has been in material compliance with all applicable provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”).

(xviii) Neither the Company nor any of its subsidiaries nor, to the Knowledge of the Company, any director, officer, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the Offering of the Shares contemplated hereby, or lend, contribute or otherwise make available such proceeds to any person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xix) The Company and each of its subsidiaries carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

(xx) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Knowledge of the Company, is imminent that is reasonably likely to result in a Material Adverse Effect.

(xxi) Neither the Company nor any of its subsidiaries is in violation, breach or default under its certificate of incorporation, bylaws or other equivalent organizational or governing documents.

(xxii) Neither the Company, its subsidiaries nor, to its Knowledge, any other party is in violation, breach or default of any Contract that is reasonably likely to result in a Material Adverse Effect.

(xxiii) No supplier, customer, distributor or sales agent of the Company has notified the Company that it intends to discontinue or decrease the rate of business done with the Company, except where such decrease is not reasonably likely to result in a Material Adverse Effect.

(xxiv) There are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to Roth or the sale of the Shares hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that, in each case, may affect Roth’s compensation, as determined by FINRA.

(xxv) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company (or any entities controlled by officers or directors of the Company) or any of their respective family members. The Company has not directly or indirectly extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company (or any entities controlled by officers or directors of the Company).

(xxvi) Except as disclosed to Roth in writing, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, in each case within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (“Filing Date”) or thereafter.

(xxvii) To the Company’s Knowledge, no (i) officer or director of the Company or its subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or that of its subsidiaries or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member. The Company will advise Roth and its counsel if it becomes aware that any officer, director or stockholder of the Company or its subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

(xxviii) Other than Roth, no person has the right to act as a placement agent, underwriter or as a financial advisor in connection with the sale of the Shares contemplated hereby.

5.     Closing and Settlement. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Shares shall be made at closing (the “Closing” and the date on which the Closing occurs, the “Closing Date”) at the offices of Cooley LLP located at 4401 Eastgate Mall, San Diego, California (or at such other place as shall be agreed upon by Roth and the Company) at 10:00 A.M. on April 3, 2013 (unless another time shall be agreed to by Roth and the Company). Payment of the purchase price at the Closing shall be made by the Investors directly to the Company by Federal Funds wire transfer, against delivery of such Shares (through the DWAC facilities of the Depository Trust Company), and such Shares shall be registered in such name or names and shall be in such denominations, as Roth may request and as set forth in the applicable purchase agreement executed by each Investor, the form of which is attached hereto as Schedule I.

6.     Covenants. The Company covenants and agrees with Roth as follows:

(a) During the period beginning on the date hereof and ending on the later of the Closing Date or such date as determined by Roth, the Final Prospectus is no longer required by law to be delivered in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, the Company shall furnish to Roth for review and comment a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which Roth reasonably objects.

(b) From the date of this Agreement until the end of the Prospectus Delivery Period, the Company shall promptly advise Roth in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Time of Sale Disclosure Package or the Final Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending its use or the use of the Time of Sale Disclosure Package, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time during the Prospectus Delivery Period, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b) of the Securities Act).

(c) During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof, the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or Roth or its counsel to amend the Registration Statement or amend or supplement the Final Prospectus to comply with the Securities Act, the Company will promptly notify Roth and will amend the Registration Statement or amend or supplement the Final Prospectus so as to correct such statement or omission or effect such compliance.

(d) The Company covenants that it will not, unless it obtains the prior written consent of Roth, make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Act. In the event that Roth expressly consents in writing to any such free writing prospectus (a “Permitted Free Writing Prospectus”), the Company covenants that it shall (i) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) comply with the requirements of Rule 164 and 433 of the Act applicable to such Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(e) The Company will furnish to Roth and counsel for Roth copies of the Registration Statement, the Final Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as Roth may from time to time reasonably request.

(f) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(g) The Company will not take, directly or indirectly, during the Prospectus Delivery Period, any action designed to or which might reasonably be expected to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(h) The Company will pay or cause to be paid (or reimburse if paid by Roth), whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, all (i) costs and expenses of the Company incident to the preparation, printing, filing and delivery of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) all costs and expenses incident to the preparation and delivery of this Agreement (including its delivery to Roth), and such other documents as may be required in connection with the purchase, sale, issuance or delivery of the Shares, (iii) all costs and expenses incident to preparation, issuance and delivery of the certificates for the Shares, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors incurred in connection with the Offering, (v) all costs and expenses incident to the registration or qualification of the Shares, including filing fees, (vi) all costs and expenses incident to the printing and delivery to Roth of copies of the Final Prospectus and any Permitted Free Writing Prospectus (including any amendments or supplements to the foregoing) and any costs associated with electronic delivery of any of the foregoing by Roth, (vii) the fees and expenses of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to the marketing of the Shares, including without limitation, any expenses advanced by Roth on the Company’s behalf, (ix) the fees and expenses associated with obtaining the approval of the Financial Industry Regulatory Authority in connection with the Offering and sale of the Shares, and (x) the reasonable fees and expenses of counsel to Roth incurred in connection with the Offering; provided, however, that the Company shall not be obligated to reimburse Roth for any costs and expenses (including fees and disbursements of its counsel) incurred hereunder in excess of $27,500.

7.     Conditions of Roth’s Obligations. The obligations of Roth hereunder are subject to the accuracy, as of the date hereof and at the Closing Date (as if made at the Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, the performance by the Company of its obligations hereunder and the following additional conditions:

(a) If filing of the Final Prospectus, or any amendment or supplement thereto, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Final Prospectus (or such amendment or supplement) with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) or Rule 164(b) under the Securities Act); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part or amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package or the Final Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, or otherwise) shall have been complied with to Roth’s satisfaction.

(b) Roth shall not have reasonably determined and advised the Company that the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in Roth’s reasonable opinion, is material, or omits to state a fact which, in Roth’s reasonable opinion, is material and is required to be stated therein in order to make the statements therein not misleading.

(c) On the Closing Date, there shall have been furnished to Roth the opinion of counsel for the Company, dated the Closing Date and addressed to Roth, in form and substance reasonably satisfactory to Roth.

(d) Roth shall have received, on the Closing Date, a letter dated as of the Closing Date, from Deloitte & Touch LLP, with respect to the financial statements (and schedules, if any) relating to the Company’s fiscal year ended December 29, 2012 incorporated by reference in the Registration Statement and the Final Prospectus, which letter (i) contains such statements and information as is ordinarily included in accountants’ “comfort letters” to placement agents and underwriters with respect to such financial statements (and schedules, if any) in accordance with the guidance of SAS 72, Letters for Underwriters and Certain Other

Requesting Parties, as amended by PCAOB AS 1 (codified in AU 634) (SAS 72), (ii) confirms that they are independent public accountants within the meaning of the Securities Act, and (iii) confirms that they are in compliance with the applicable requirements relating to the qualifications of accountants under the Rules and Regulations.

(e) On the Closing Date, there shall have been furnished to Roth a certificate, dated the Closing Date and addressed to Roth, signed by the chief executive officer and the chief financial officer of the Company, in their capacity as officers of the Company, to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii) No stop order or other order (A) suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, (B) suspending the qualification of the Shares for offering or sale, or (C) suspending or preventing the use of the Time of Sale Disclosure Package or the Final Prospectus has been issued, and no proceeding for that purpose has been instituted or, to their Knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii) There has been no occurrence of any event resulting or reasonably likely to result in a Material Adverse Effect during the period from and after the date of this Agreement and prior to the Closing Date.

(f) The Common Stock shall be registered under the Exchange Act and shall be listed on the NASDAQ Global Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the NASDAQ Global Market, nor shall the Company have received any information suggesting that the Commission is contemplating terminating such registration or listing.

(g) The Company shall have furnished to Roth and counsel for Roth such additional documents, certificates and evidence as Roth or counsel for Roth may have reasonably requested.

If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by Roth by notice to the Company at any time at or prior to the Closing Date and such termination shall be without liability of any party to any other party, except that Section 1, Section 6(h), Section 8 and Section 9 shall survive any such termination and remain in full force and effect.

8.     Indemnification and Contribution.

(a) The Company agrees to indemnify, defend and hold harmless Roth, its affiliates, directors and officers, employees, members, partners, representatives and agents, and each person, if any, who controls Roth within the meaning of Section 15 of the Securities Act or

Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which Roth or such person may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the Time of Sale Disclosure Package, the Final Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement or the Final Prospectus), or any Issuer Free Writing Prospectus or in any materials or information provided to Investors by, or with the written approval of, the Company in connection with the marketing of the Offering of the Shares, including any roadshow or investor presentations (whether in person or electronically) (“Marketing Materials”), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) in whole or in part, any inaccuracy in the representations and warranties of the Company contained herein, or (iii) in whole or in part, any failure of the Company to perform its obligations hereunder or under law, and will reimburse Roth for any documented out of pocket legal or other expenses reasonably incurred by it in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by Roth specifically for use in the preparation thereof.

(b) Roth will indemnify and hold harmless the Company, its affiliates, directors, officers, employees, members, partners, representatives and agents, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Roth), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Marketing Materials, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by Roth specifically for use in the preparation thereof, and will reimburse the Company for any documented out of pocket legal or other expenses reasonably incurred by the Company in connection with defending against any such loss, claim, damage, liability or action.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b), above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if (i) the indemnified party has reasonably concluded (based on advice of counsel) that a conflict or potential conflict exists (based on the reasonable advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (ii) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, the indemnified party shall have the right to employ a single counsel to represent it in any claim in respect of which indemnity may be sought under subsection (a) or (b) of this Section 8, in which event the reasonable and documented fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the indemnified party as incurred.

The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or could be named and indemnity was or would be sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b), above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and Roth, on the other hand, from the Offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and Roth, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and Roth, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses other than Roth’s placement agent fees) received by the Company, and the total placement agent fees received by Roth, in each case as set forth on the cover page of or in the Final Prospectus, bear to the aggregate offering price of the Shares set forth on such cover. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Roth and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and Roth agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), Roth shall not be required to contribute any amount in excess of the amount of Roth’s placement agent fees actually received by Roth from the Offering of the Shares unless Roth is found liable of gross negligence or willful misconduct in connection with the transactions contemplated by the Offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 8 shall be in addition to any liability that the Company may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to each person, if any, who controls Roth within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and the obligations of Roth under this Section 8 shall be in addition to any liability that Roth may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to the Company, and its officers, directors and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(f) For purposes of this Agreement, Roth confirms, and the Company acknowledges, that there is no information concerning Roth furnished in writing to the Company by Roth specifically for preparation of or inclusion in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, other than the statements regarding Roth set forth in the “Plan of Distribution” section of the Final Prospectus and Time of Sale Disclosure Package.

9.     Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of Roth and the Company herein or in certificates delivered pursuant hereto including, but not limited to, the agreements of Roth and the Company contained in Section 1, Section 6(h) and Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Roth or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Shares to and by Roth hereunder.

10.     Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to Roth, shall be mailed, delivered or telecopied to Roth Capital Partners, LLC, 888 San Clemente Ave, Suite 400, Newport Beach, California 92660, telecopy number: 949-720-7227, Attention: Managing Director; and if to the Company, shall be mailed, delivered or telecopied to it at 16941 Keegan Avenue, Carson, California 90746, telecopy number: 310-735-0092, Attention: Bryan P. Stevenson; or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

11.     Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers, directors, employees, affiliates, members, partners, representatives and agents referred to in Section 8. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Shares.

12.     Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) Roth has been retained solely to act as placement agent in connection with the Offering and sale of the Shares and that no fiduciary, advisory or agency relationship between the Company and Roth has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether Roth has advised or is advising the Company on other matters; (b) the price and other terms of the Shares referenced in this Agreement were established by Roth and the Investors following discussions and arms-length negotiations and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that Roth and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that Roth has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (d) it has been advised that Roth is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of Roth, and not on behalf of the Company.

13.     No Limitations. Nothing in this Agreement shall be construed to limit the ability of Roth or its affiliates to (a) trade in the Company’s or any other company’s securities or publish research on the Company or any other company, subject to applicable law, or (b) pursue or engage in investment banking, financial advisory or other business relationships with entities that may be engaged in or contemplate engaging in, or acquiring or disposing of, businesses that are similar to or competitive with the business of the Company.

14.     Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

15.     Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision.

16.     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17.     Counterparts. This Agreement may be executed and delivered (including by facsimile transmission and electronic mail attaching a portable document file (.pdf)) in one or more counterparts and, if executed and delivered in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and Roth in accordance with its terms.

Very truly yours,

U.S. AUTO PARTS NETWORK, INC.

By:	/s/ Shane Evangelist
Name:	Shane Evangelist
Title:	Chief Executive Officer

Confirmed as of the date first above-

mentioned by Roth.

ROTH CAPITAL PARTNERS, LLC

By:	/s/ Jeff Ng
Name:	Jeff Ng
Title:	Managing Director

SCHEDULE I

Purchase Agreement